Exhibit 99.1

12/02 Exhibit 99.1

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW

CORPORATE PROFILE International Specialty Insurance Group founded in 1974 Operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Grown of Shareholders' Equity Diversification of Operations and Opportunistic Expansion of Existing Lines of Business, Strategic Investments Acquisitions Capital Preservation through Underwriting Discipline

GROWTH IN SHAREHOLDER'S EQUITY ($ in millions) 1996 $241 1998 $440 2000 $531 $856 September 30, 2002

EXECUTIVE MANAGEMENT Stephen L. Way Age 53 President & CEO Susan L. Howie Age 53 EVP - Corporate Services Christopher L. Martin Age 36 General Counsel Edward H. Ellis, Jr. Age 59 Chief Financial Officer Craig J. Kelbel Age 48 EVP - Agencies Mike Schell Age 52 EVP - Insurance Cos.

OPERATIONS

LINES OF BUSINESS Group Life, Accident & Health Aviation Property, Marine & Energy Specialty Liability - Including Directors & Officers and Professional Indemnity Miscellaneous - Including Surety, Kidnap & Ransom, Event Cancellation and Sports Disability

REVENUE DIVERSIFICATION Earned Premium Management Fee Income Commission Income Investment Income

Houston Casualty HCC Europe HCC Life HCC Specialty U.S. Specialty Avemco Underwriting Agencies ASU International HCC Benefits HCC/MAG Global Financial Products Professional Indemnity Agency Insurance Intermediaries HCC Employee Benefits HCC Intermediaries Rattner Mackenzie ORGANIZATIONAL STRUCTURE

INSURANCE COMPANY OPERATIONS Capital Intensive Risk Bearing Limited Downside through Prudent Reinsurance Long Term Growth through Underwriting Cycle Management

INSURANCE COMPANY PREMIUM ($ in millions) Net Written (Retained) Premium $140 1999 $284 2000 $373 2001 $549 2002 Estimate

CATASTROPHE RISK MANAGEMENT Realistic Assessment of Exposures Reinsurance Protection that should Contain any Loss within one Quarter's Earnings Quality Reinsurance Security Purchase Protection Every Year Regardless of Market Conditions

UNDERWRITING AGENCY OPERATIONS No Capital Required Provides Underwriting Management on behalf of Affiliated and Non-Affiliated Insurance Companies Non-Risk Bearing Management Fee Income Premium Distribution Access to New Lines of Business

MANAGEMENT FEES ($ in millions) 1999 $91 2000 $96 2001 $62 $76 2002 Estimate

INTERMEDIARY OPERATIONS No capital required Specialty retail, wholesale and reinsurance brokers Non-risk bearing commission income

COMMISSION INCOME ($ in millions) 2000 $50 1999 $58 2001 $43 $44 2002 Estimate

FINANCIAL

STRONG BALANCE SHEET No Net Loss Reserve Development Last 10 Years Strong Liquidity Low Risk Investment Portfolio Assets of $3.5 Billion Shareholders' Equity more than $850 Million Debt to Total Capital Less Than 20%

STRONG GROWTH IN INVESTMENT ASSETS ($ in millions) 1996 $469 1998 $526 $711 2000 $1,037 September 30, 2002

CONSERVATIVE INVESTMENT PORTFOLIO 1st Qtr Tax Exempt Securities 24 Short Term Investments 28 Other 4 Taxable Securities 44 Taxable Securities - 44% Investment Grade Average Maturity: 5.0 years Duration: 3.2 years Tax Exempt Securities - 24% Investment Grade Average Maturity: 6.1 years Duration: 4.7 years Other 4% September 30, 2002 $1,037 million Short Term Investments - 28%

INVESTMENT INCOME ($ in millions) 1999 $31 2000 $40 2001 $40 $39 2002 Estimate

STRONG REVENUE GROWTH ($ in millions) $346 1999 $310 1998 $505 2001 $678 2002 Estimate

CONSISTENT GROWTH IN BOOK VALUE ($ in millions, except per share data) Book Value Per Share $9.12 $8.94 $10.29 $12.40 $13.72 $458 $440 $531 $763 $856 1999 1998 2000 2001 September 30, 2002

9/30 1999 2000 2001 2002 Total Debt 243 212 182 207 Total Capital (including Debt) 701 743 945 1,063 Debt to Capital Ratio 35% 29% 19% 19% CONSOLIDATED LEVERAGE ($ in Millions)

STRATEGY FOR CONTINUING SUCCESS

CURRENT FOCUS Cash Flow and Investment Income Strategic Investments Consolidation of Recent Acquisitions Underwriting Growth and Performance Long Term Planning

RECENT ACQUISITIONS MAG Global Financial Products Underwriting Agency Offices in Farmington, Connecticut Barcelona, Spain London, England Specializing in D&O and Professional Indemnity Estimated 2003 GWP - $225 Million

RECENT ACQUISITIONS HCC Europe* Insurance Company Based in Madrid, Spain Licensed throughout Europe Union Specialty Lines of Business: Surety Directors & Officers Professional Indemnity Medical Malpractice Estimated 2003 GWP - $100 Million * Acquisition pending

CURRENT UNDERWRITING CONDITIONS Rate Increases Deductible Increases More Restricted Conditions Rapidly Rising Net Written Premium Improved Underwriting Results

REVENUE DIVERSIFICATION ($ in millions) 1999 $346 $474 2000 $505 2001 $678 2002 Estimate Total Revenue 41% 57% 68% 76% Risk Bearing

COMPETITIVE ADVANTAGES Well Capitalized with Clean Balance Sheet Highly Rated Insurance Companies Reputation and Experience Flexible and Responsive Market Leader

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.